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                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1995-B
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
Distribution Date of:                                              15-Jun-00
Determined as of:                                                  09-Jun-00
For the Monthly Period Ending:                                     31-May-00
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      31

                                                                   Beginning              Ending               Change
                                                                   ---------              ------               ------
Pool Balance (Principal)                                    3,958,483,900.87    3,964,059,975.81         5,576,074.94
Excess Funding Account                                                  0.00                0.00                 0.00

Invested Amount                                               380,000,000.00      380,000,000.00                 0.00
Class A Invested Amount                                       357,200,000.00      357,200,000.00                 0.00
Class B Invested Amount                                        22,800,000.00       22,800,000.00                 0.00

Principal Funding Account                                     119,066,666.67      178,600,000.00        59,533,333.33

Adjusted Invested Amount                                      260,933,333.33      201,400,000.00       (59,533,333.33)
Class A Adjusted Invested Amount                              238,133,333.33      178,600,000.00       (59,533,333.33)
Class B Adjusted Invested Amount                               22,800,000.00       22,800,000.00                 0.00
Enhancement Invested Amount                                             0.00                0.00                 0.00

Reserve Account                                                 1,900,000.00        1,900,000.00                 0.00

Available Cash Collateral Amount                               27,284,000.00       21,926,000.00        (5,358,000.00)
Available Shared Collateral Amount                             23,484,000.00       18,126,000.00        (5,358,000.00)
Spread Account                                                 20,900,000.00       20,900,000.00                 0.00

Servicing Base Amount                                         260,933,333.33      201,400,000.00       (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                 8.10%
Principal Allocation Pct                                                9.60%
Class A Floating Pct                                                   92.89%
Class B Floating Pct                                                    7.11%
Class A Principal Pct                                                  94.00%
Class B Principal Pct                                                   6.00%

                                                                   Series
Allocations                                    Trust               1995-B             Class A              Class B
-----------                             -----------------------------------------------------------------------------------
Principal Collections                     446,832,235.76       42,894,263.02       40,320,607.24         2,573,655.78

Finance Charge Collections                 73,676,301.11        5,964,606.46        5,540,247.10           424,359.35
PFA Investment Proceeds                               NA          513,968.78          513,968.78                 0.00
Reserve Account Draw                                  NA          111,131.22          111,131.22                 0.00
                                                                  ----------         -----------                 ----
Available Funds                                                 6,589,706.46        6,165,347.10           424,359.35

Monthly Investor Obligations
----------------------------
Servicer Interchange                                              395,833.33          367,671.28            28,162.06
Monthly Interest                                                1,997,850.00        1,875,300.00           122,550.00
Monthly Servicing Fee                                              54,361.11           50,493.52             3,867.59
Defaulted Amounts                          38,812,214.68        3,142,117.38        2,918,567.53           223,549.85
                                                                ------------       -------------           ----------
                                                                5,590,161.82        5,212,032.33           378,129.50

Excess Spread                                                   1,223,094.48          953,314.78           269,779.71
Required Amount                                                         0.00                0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                     3,793.16
Risk-Free Fee                                                                           5,759.11
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest          (9,768.12)
                                                                                       ---------
Monthly Cash Collateral Fee                                                              (215.85)
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
Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                          5.87%
Principal Payment Rate Calculation                                                         11.39%
Calculated Current Month's Spread Account Cap                                               5.50%
Spread Account Cap Adjustment                                                               0.00%
Applicable Spread Account Cap Percentage                                                    5.50%
Beginning Cash Collateral Amount                                                   27,284,000.00
Required Cash Collateral Amount                                                    21,926,000.00
Cash Collateral Account Draw                                                                0.00
Cash Collateral Account Surplus                                                     5,358,000.00
Beginning Spread Account Balance                                                   20,900,000.00
Required Spread Account Amount                                                     20,900,000.00
Required Spread Account Draw                                                                0.00
Required Spread Account Deposit                                                             0.00
Spread Account Surplus                                                                      0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                          3
Controlled Accumulation Amount                                                     59,533,333.33
Required PFA Balance                                                              178,600,000.00
Beginning PFA Balance                                                             119,066,666.67
Controlled Deposit Amount                                                          59,533,333.33
Available Investor Principal Collections                                           46,036,380.40
Principal Shortfall                                                                13,496,952.94
Shared Principal to Other Series                                                            0.00
Shared Principal from Other Series                                                 13,496,952.94
Class A Monthly Principal                                                          59,533,333.33
Class B Monthly Principal                                                                   0.00
Monthly Principal                                                                  59,533,333.33
PFA Deposit                                                                        59,533,333.33
PFA Withdrawal                                                                              0.00
Ending PFA Balance                                                                178,600,000.00
Principal to Investors                                                                      0.00
Ending Class A Invested Amount                                                    357,200,000.00
Ending Class B Invested Amount                                                     22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                      10.71%
Revolving Investor Interest                                                       630,000,000.00
Class A Invested Amount                                                           357,200,000.00
Available Principal                                                                67,452,497.06
Class A Accumulation Period Length                                                             6

Reserve Account
---------------
Available Reserve Account Amount                                                    1,900,000.00
Covered Amount                                                                        625,100.00
Reserve Draw Amount                                                                   111,131.22
Portfolio Yield                                                                            11.60%
Reserve Account Factor                                                                     50.00%
Portfolio Adjusted Yield                                                                    6.29%
Reserve Account Funding Period Length                                                          3
Reserve Account Funding Date                                                           15-Jan-00
Weighted Average Coupon                                                                     6.31%
Required Reserve Account Amount                                                     1,900,000.00
Reserve Account Surplus                                                                     0.00
Required Reserve Account Deposit                                                      101,184.36
Portfolio Yield - 3 month average                                                          14.38%
Base Rate - 3 month average                                                                 8.00%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                           6.39%
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*Note:  For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation
Percentage is based on the Adjusted Invested Amount as of the last day of the
Monthly Period preceding the current Monthly Period.